UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

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ADVANCED MEDICAL INSTITUTE INC.
(Name of Registrant as Specified In Its Charter)

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INFORMATION STATEMENT

OF

ADVANCED MEDICAL INSTITUTE INC.

6767 Tropicana Avenue, Suite 207
Las Vegas, NV 89103

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
ADVANCED MEDICAL INSTITUTE INC.

THE COMPANY IS NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO
SEND A PROXY TO THE COMPANY

This Information Statement is being mailed or furnished to the stockholders of Advanced Medical Institute Inc., a Nevada corporation (the “Company”), in connection with the authorization of the corporate action described below by the Company’s Board of Directors at a telephonic meeting held on May 25, 2005, and the subsequent approval of such corporate action by the written consent, dated May 25, 2005, of those stockholders of the Company entitled to vote a majority of the aggregate shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), outstanding on such date. Stockholders holding in the aggregate 13,932,500 shares of Common Stock or 55.73% of the voting stock outstanding on such date, approved the corporate action described below. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect.

This Information Statement is first being mailed or furnished to the stockholders of the Company on or about May 31, 2005, and the amendments described herein shall not become effective until at least 20 days thereafter.

ACTIONS BY BOARD OF
DIRECTORS
AND
CONSENTING STOCKHOLDERS

Action 1.    An amendment (the “Amendment”) to the Company’s Articles of Incorporation, a copy of which is attached hereto as APPENDIX A, (i) to increase the number of authorized shares of the capital stock of the Company to 100,000,000; (ii) to designate 90,000,000 shares of the capital stock as Common Stock; and (iii) to designate 10,000,000 shares of the capital stock as Preferred Stock which may be issued in one or more series or classes as designated by the Board of Directors, from time to time, without the approval of the stockholders, was authorized at a telephonic meeting of the Board of Directors of the Company on May 25, 2005 (the “Board Minutes”). The Board Minutes are attached hereto as APPENDIX B. The action taken by the Board of Directors with respect to the Amendment was subsequently adopted by the written consent of the Company’s stockholders entitled to vote a majority of the shares of Common Stock then outstanding on May 25, 2005 (the “Stockholder Consent”). A form of the Stockholder Consent is attached hereto as APPENDIX C.

The reasons for, and general effect of, the amendment to the Company’s Articles of Incorporation is described in “ACTION 1 - AMENDMENT INCREASING THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK AND THE AUTHORIZATION OF PREFERRED STOCK.”

Action 2.    An amendment and restatement of the Company’s Bylaws (the “Amended Bylaws”), a copy of which is attached hereto as APPENDIX D, was authorized at a telephonic meeting of the Board of Directors of the Company on May 25, 2005. The Board Minutes are attached hereto as APPENDIX B. The action taken by the Board of Directors with respect to the Bylaws was subsequently adopted by the written consent of the Company’s stockholders entitled to vote a majority of the shares of Common Stock then outstanding on May 25, 2005 (the “Stockholder Bylaw Consent”). A form of the Stockholder Bylaw Consent is attached hereto as APPENDIX E.

The reasons for, and general effect of, the amendment to the Company’s Bylaws is described in “ACTION 2 - AMENDMENT AND RESTATEMENT OF THE BYLAWS OF THE COMPANY.”

The Board of Directors of the Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Common Stock.

GENERAL

This Information Statement is first being mailed or furnished to stockholders on or about May 31, 2005, and the amendments described herein will not become effective until at least 20 calendar days thereafter. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

VOTE OBTAINED - NEVADA LAW

Nevada Revised Statutes (“NRS”) 78.390 provides that every amendment to the Company’s Articles of Incorporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of stockholders entitled to vote on any such amendment. Under the Company’s bylaws, an affirmative vote by stockholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to amend the Company’s Articles of Incorporation and the Bylaws. NRS 78.320 provides that, unless otherwise provided in the Company’s Articles of Incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendment described herein as early as possible in order to accomplish the purposes as hereafter described, the Company’s Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of the Company’s voting stock, which voting stock is comprised of the Common Stock.  NRS 78.320 provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

VOTING SECURITIES AND
PRINCIPAL HOLDERS THEREOF

As of May 25, 2005, there were 25,000,000 shares of Common Stock of the Company issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder.

Stockholders holding in the aggregate 13,932,500 shares of Common Stock or 55.73% of the voting stock outstanding on such date, approved the Amendment and the Amended Bylaws.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 25, 2005, certain information concerning the beneficial ownership of our Common Stock by (i) each stockholder known by us to own beneficially five percent or more of our outstanding common stock; (ii) each director; (iii) each executive officer; and (iv) all of our executive officers and directors as a group, and their percentage ownership and voting power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Jacov Vaisman Unit 131 18-34 Waverley Street Bondi Junction NSW 2022 Australia	10,250,000	41%
Huntleigh Investment Fund Limited 49 Micoud Street Castries, St. Lucia	1,932,500	7.73%
Avina Investments Limited Vanterpool Plaza, 2nd Floor, Wickhams Cay I, Road Town, Tortola, British Virgin Islands	1,500,000	6%
Forhad (Tony) Khan (2) Suite 4, Level 1 26/3 Wolesly Grove Zetland NSW 2017 Australia	250,000	1%
Dilip Sherestha 18/30 Mary Street Lidcambe NSW 2141 Australia	0	*
Anatoly Fanshil 22/2 Ocean Street Bondi Junction NSW 2026 Australia	0	*
Mark Shabshay 137 Oberon Street Coogee NSW 2015 Australia	0	*
Spiro Baramilis (2) 12 Merton Street Kogarah Bay NSW 2217 Australia	0	*
All Directors and Officers (5 people) (2)	10,500,000	42%

* Less than one percent.

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

(2) The existing bylaws of the Company permit no more than three people to act as directors of the Company. In connection with the Share Exchange Agreement dated January 28, 2005 (the “Exchange Agreement”) with Advanced Medical Institute Pty Limited, a privately owned Australian company (“AMI Australia”), and AMI Australia’s shareholders, and the consent of a majority of the stockholders of the Company approving the Exchange Agreement, five directors were named. As a technical matter, the Company did not at the time amend its bylaws to increase the permitted number of people to act as a director. As a result, Messrs. Khan and Baramilis have resigned as directors of the Company, until such time as the bylaws are amended.

NOTICE TO STOCKHOLDERS OF ACTION
APPROVED BY CONSENTING STOCKHOLDERS

The following actions have been approved by the written consent of the holders together entitled to vote a majority of the aggregate shares of Common Stock:

ACTION 1

AMENDMENT INCREASING
THE NUMBER OF AUTHORIZED SHARES
OF THE COMPANY’S COMMON STOCK AND
THE AUTHORIZATION OF PREFERRED STOCK

Purpose of the Amendment

The Company’s Board of Directors has determined that it is in the Company’s best interest to increase the number of authorized shares of capital stock. The Board of Directors believes that the Amendment will provide the Company with greater flexibility by increasing the Company’s authorized capital to allow it to issue additional shares of Common Stock and shares of Preferred Stock. Consequently, the Board of Directors has recommended that the Company increase the number of authorized shares of capital stock to 100,000,000 shares of which 90,000,000 shares are Common Stock and 10,000,000 shares are Preferred Stock which may be issued in one or more series or classes as designated by the Board of Directors, from time to time, without the approval of stockholders.

Effect of the Increase

The increase in authorized capital stock will not have any immediate effect on the rights of existing stockholders. However, the Board of Directors will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by the Company’s Articles of Incorporation or applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by its stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the Amendment is not prompted by any specific effort or takeover threat currently perceived by management.

Vote Required

Pursuant to NRS 78.385 and NRS 78.390, the affirmative vote of the holders of a majority of the Company’s outstanding voting stock is sufficient to amend the Company’s Articles of Incorporation to increase the number of authorized shares of the capital stock to 100,000,000 shares, which vote was obtained by majority written consent of the holders of the issued and outstanding shares of Common Stock of the Company. As a result, the Amendment was approved and no further votes will be needed.

Effective Date

Under applicable federal securities laws, the Amendment cannot be effective until at least 20 calendar days after this Information Statement distributed to the Company’s stockholders. The Amendment will become effective upon filing with the Secretary of State of Nevada. It is anticipated that the foregoing will take place 20 calendar days after distribution of this Information Statement is mailed to the Company’s stockholders.

Dissenters’ Rights of Appraisal

The Nevada Revised Statutes do not provide for appraisal rights in connection with the increase of authorized shares of the Company’s capital stock.

ACTION 2

AMENDMENT AND RESTATEMENT
OF THE BYLAWS OF THE COMPANY

Purpose of the Amendment and Restatement

The Company’s current bylaws are its original bylaws which were adopted upon its formation. Those bylaws were in place at the time of the stock exchange transactions in October 2004 whereby Advanced Medical Institute Inc. became a wholly-owned subsidiary of and subsequently merged into Hawksdale Financial Visions, Inc. In addition the bylaws were in place at the time of the stock exchange transaction in March 2005 whereby Advanced Medical Institute Pty Limited (“AMI Australia”) became a wholly-owned subsidiary of the Company and the Company issued 14,600,000 shares of its Common Stock to the shareholders of AMI Australia.

The Board of Directors believes that the current bylaws of the Company either hinder or restrict the board and the Company from taking actions that would be in the best interests of the Company and its stockholders. Additionally, the Board of Directors believes that certain provisions of the Company’s current bylaws have satisfied the needs of the Company prior to the transactions in October 2004 and March 2005, but are not desirable for the Company’s current and future needs.

The Amended Bylaws, among other things provides for (subject to the provisions of the General Corporation Law of the State of Nevada):

•	A board of directors comprised of not less than five and not more than fifteen people, as may be fixed, increased and decreased by the stockholders or the directors from time to time;

•	Terms for directors continuing until their successors are elected and qualified or until their resignation and approval;

•	Election of directors by a plurality vote of the votes cast by stockholders eligible to vote;

•	Quorum for a meeting of stockholders constituting one-third of the voting power of stockholders eligible to vote present in person or by proxy at a meeting of stockholders;

•	Approval of stockholder actions by a greater number of votes cast for than against the action at a meeting of stockholders;

•	Stockholder action without a meeting by stockholders eligible to vote holding at least a majority of the voting power;

•	Quorum for a meeting of the board of directors constituting a majority of the directors then in office;

•	Approval or actions by the directors by a majority of the voting power of the directors present at a meeting at which quorum is present;

•	Written action of the board of directors or any committee if signed by all the members of the board of directors or committee; and

•	Amendment, alternation and repeal of the bylaws by the board of directors.

Vote Required

Pursuant to NRS 78.385 and NRS 78.390, the affirmative vote of the holders of a majority of the Company’s outstanding voting stock is sufficient to amend the Company’s bylaws, which vote was obtained by majority written consent of the holders of the issued and outstanding shares of Common Stock of the Company. As a result, the Amended Bylaws were approved and no further votes will be needed.

Effective Date

Under applicable federal securities laws, the Amended Bylaws cannot be effective until at least 20 calendar days after this Information Statement is distributed to the Company’s stockholders.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and Form 10-QSB with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors

May 27, 2005

APPENDIX A

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
-Remit in Duplicate-

1.  Name of corporation: Advanced Medical Institute Inc.

2.  The articles have been amended as follows (provide article numbers, if available):

“Section 4.01 - Number and Class: The total number of shares of authorized capital stock that may be issued by the Corporation is ONE HUNDRED MILLION (100,000,000), of which NINETY MILLION (90,000,000) shares are Common Stock, par value of $0.001, and TEN MILLION (10,000,000) shares are Preferred Stock, par value of $0.001. Shares of Preferred Stock may, from time to time, in one or more series as may be established from time to time by resolution of the Board of Directors, each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolutions of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolutions of the Board of Directors providing for the issuance of such series of Preferred Stock. The Board of Directors is authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.”

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: majority.*

4.  Effective date of filing (optional): upon filing.

5.  Officer Signature: /s/ Jacov (Jack) Vaisman
Jacov (Jack) Vaisman, Chief Executive Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

APPENDIX B

MINUTES OF A MEETING
OF THE DIRECTORS
OF ADVANCED MEDICAL INSTITUTE INC.

May 25, 2005

A telephonic meeting (the “Meeting”) of the Board of Directors (the “Board”) of Advanced Medical Institute Inc., a Nevada corporation (the “Corporation”), was held on May 25, 2005. In attendance were the following members of the Board: Jacov (Jack) Vaisman, Anatoly Fanshil and Mark Shabshay. There were no members of the Board who were not present. Also in attendance were Dilip Sherestha, Forhad (Tony) Khan and Richard Doyle.

Jacov (Jack) Vaisman acted as Chairman and Secretary of the Meeting. There being a majority of the Directors of the Board present in person at the Meeting, the Chairman declared that there was a quorum and the Meeting could commence.

RESOLVED, that the Board hereby approves the Certificate of Amendment (the “Certificate of Amendment”) to the Articles of Incorporation substantially in form attached hereto as Exhibit A authorizing (i) an increase of the number of shares of capital stock of the Corporation to 100,000,000; (ii) 90,000,000 shares of the capital stock as Common Stock; and (iii) 10,000,000 shares of the capital stock as Preferred Stock which may be issued in one or more series or classes as designated by the Board of Directors, from time to time, without the approval of the stockholders; and be it further

RESOLVED, that the Board hereby approves the Amended and Restated Bylaws (the “Amended Bylaws”) substantially in form attached hereto as Exhibit B; and be it further

RESOLVED, that the number of people to serve as directors on the Board of Directors shall be fixed at five (5).

RESOLVED, that effective only after the Amended Bylaws become effective, the following persons be, and they hereby are, elected as directors of the Corporation to serve for the term provided in the Amended Bylaws and until their successors are elected and shall have qualified: Forhad (Tony) Khan and Spiro Baramilis.

RESOLVED, that the officers of the Corporation be, and each of them individually hereby is, authorized, empowered and directed, to execute and file the Certificate of Amendment with the Secretary of State of the State of Nevada, in the name and on behalf of the Corporation, with such changes thereto as any officer may approve, the execution and filing of the Certificate of Amendment with the Secretary of State of Nevada to be conclusive evidence of such approval, and to take all such further action as they, or any of them, may deem necessary or appropriate; and be it further

RESOLVED, that the officers of the Corporation be, and each of them individually hereby is, authorized, empowered and directed, to take any and all such further action as they, or any of them, may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions.

Thereafter, there being no further matters to discuss, the Meeting was adjourned.

/s/ Jacov (Jack) Vaisman Jacov (Jack) Vaisman, Secretary of the Meeting

Exhibit A to APPENDIX B

1.  Name of corporation: Advanced Medical Institute Inc.

2.  The articles have been amended as follows (provide article numbers, if available):

“Section 4.01 - Number and Class: The total number of shares of authorized capital stock that may be issued by the Corporation is ONE HUNDRED MILLION (100,000,000), of which NINETY MILLION (90,000,000) shares are Common Stock, par value of $0.001, and TEN MILLION (10,000,000) shares are Preferred Stock, par value of $0.001. Shares of Preferred Stock may, from time to time, in one or more series as may be established from time to time by resolution of the Board of Directors, each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolutions of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolutions of the Board of Directors providing for the issuance of such series of Preferred Stock. The Board of Directors is authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.”

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: majority.*

4.  Effective date of filing (optional): upon filing.

5.  Officer Signature: /s/ Jacov (Jack) Vaisman
  Jacov (Jack) Vaisman, Chief Executive Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

Exhibit B to APPENDIX B

AMENDED AND RESTATED
BYLAWS
OF
ADVANCED MEDICAL INSTITUTE INC.
(a Nevada corporation)

_________

ARTICLE I
STOCKHOLDERS

1. CERTIFICATES REPRESENTING STOCK. Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation or by agents designated by the Board of Directors, certifying the number of shares owned by him in the corporation and setting forth any additional statements that may be required by the General Corporation Law of the State of Nevada (“General Corporation Law”). If any such certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, a facsimile of the signature of the officers, the transfer agent or the transfer clerk or the registrar of the corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. If any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on any certificate or certificates shall cease to be such officer or officers of the corporation before such certificate or certificates shall have been delivered by the corporation, the certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be such officer or officers of the corporation.

Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, the certificates representing stock of any such class or series shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

The corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.

2. FRACTIONAL SHARE INTERESTS. The corporation is not obliged to but may execute and deliver a certificate for or including a fraction of a share. In lieu of executing and delivering a certificate for a fraction of a share, the corporation may proceed in the manner prescribed by the provisions of Section 78.205 of the General Corporation Law.

3. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes, if any, due thereon.

4. RECORD DATE FOR STOCKHOLDERS. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If a record date is not fixed, the record date is at the close of business on the day before the day on which notice is given or, if notice is waived, at the close of business on the day before the meeting is held. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders applies to an adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. The directors must fix a new record date if the meeting is adjourned to a date more than sixty days later than the date set for the original meeting.

5. MEANING OF CERTAIN TERMS. As used in these Bylaws in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the Articles of Incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the articles of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the Articles of Incorporation.

6. STOCKHOLDER MEETINGS.

TIME. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

PLACE. Annual meetings and special meetings shall be held at such place, within or without the State of Nevada, as the directors may, from time to time, fix.

CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

NOTICE OR WAIVER OF NOTICE. Notice of all meetings shall be in writing and signed by the President or a Vice-President, or the Secretary, or an Assistant Secretary, or by such other person or persons as the directors must designate. The notice must state the purpose or purposes for which the meeting is called and the time when, and the place, where it is to be held. A copy of the notice must be either delivered personally or mailed postage prepaid to each stockholder not less than ten nor more than sixty days before the meeting. If mailed, it must be directed to the stockholder at his address as it appears upon the records of the corporation. Any stockholder may waive notice of any meeting by a writing signed by him, or his duly authorized attorney, either before or after the meeting; and if notice of any kind is required to be given under the provisions of the General Corporation Law, a waiver thereof in writing and duly signed whether before or after the time stated therein, shall be deemed equivalent thereto.

CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting: the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

PROXY REPRESENTATION. At any meeting of stockholders, any stockholder may designate another person or persons to act for him by proxy in any manner described in, or otherwise authorized by, the provisions of Section 78.355 of the General Corporation Law.

INSPECTORS. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.

QUORUM. One-third (1/3) of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum at a meeting of stockholders for the transaction of business unless the action to be taken at the meeting shall require a greater proportion. The stockholders present may adjourn the meeting despite the absence of a quorum.

VOTING. Each share of stock shall entitle the holder thereof to one vote. In the election of directors, a plurality of the votes cast shall elect. Any other action is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, except where the General Corporation Law, the Articles of Incorporation, or these Bylaws prescribe a different percentage of votes and/or a different exercise of voting power. In the election of directors, voting need not be by ballot; and, except as otherwise may be provided by the General Corporation Law, voting by ballot shall not be required for any other action.

Stockholders may participate in a meeting of stockholders by means of a conference telephone or similar method of communication by which all persons participating in the meeting can hear each other.

7. STOCKHOLDER ACTION WITHOUT MEETINGS. Except as may otherwise be provided by the General Corporation Law, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders, eligible to vote, holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of stockholders be called or noticed.

ARTICLE II
DIRECTORS

1. FUNCTIONS AND DEFINITION. The business and affairs of the corporation shall be managed by the Board of Directors of the corporation. The Board of Directors shall have authority to fix the compensation of the members thereof for services in any capacity. The use of the phrase "whole Board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

2. QUALIFICATIONS AND NUMBER. Each director must be at least 18 years of age. A director need not be a stockholder or a resident of the State of Nevada. The initial Board of Directors shall consist of not less than five (5) and not more than fifteen (15) persons. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be five (5). The number of directors may be increased or decreased by action of the stockholders or of the directors.

3. ELECTION AND TERM. In the election of directors, a plurality of the votes cast shall elect. The first Board of Directors shall hold office until the first election of directors by stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Thereafter, directors who are elected at an election of directors by stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next election of directors by stockholders and until their successors are elected and qualified or until their earlier resignation or removal. In the interim between elections of directors by stockholders, newly created directorships and any vacancies in the Board of Directors, including any vacancies resulting from the removal of directors for cause or without cause by the stockholders and not filled by said stockholders, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

4. MEETINGS.

TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

PLACE. Meetings shall be held at such place within or without the State of Nevada as shall be fixed by the Board.

CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, of the President, or of a majority of the directors in office.

NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice if any need not be given to a director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein.

QUORUM AND ACTION. A majority of the directors then in office, at a meeting duly assembled, shall constitute a quorum. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as the Articles of Incorporation or these Bylaws may otherwise provide, and except as otherwise provided by the General Corporation Law, the act of the directors holding a majority of the voting power of the directors, present at a meeting at which a quorum is present, is the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

Members of the Board or of any committee which may be designated by the Board may participate in a meeting of the Board or of any such committee, as the case may be, by means of a telephone conference or similar method of communication by which all persons participating in the meeting hear each other. Participation in a meeting by said means constitutes presence in person at the meeting.

CHAIRMAN OF THE MEETING. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

5. REMOVAL OF DIRECTORS. Any or all of the directors may be removed for cause or without cause in accordance with the provisions of the General Corporation Law.

6. COMMITTEES. Whenever its number consists of two or more, the Board of Directors may designate one or more committees which have such powers and duties as the Board shall determine. Any such committee, to the extent provided in the resolution or resolutions of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal or stamp of the corporation to be affixed to all papers on which the corporation desires to place a seal or stamp. Each committee must include at least one director. The Board of Directors may appoint natural persons who are not directors to serve on committees.

7. WRITTEN ACTION. Any action required or permitted to be taken at a meeting of the Board of Directors or of any committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the Board or of the committee, as the case may be.

ARTICLE III
OFFICERS

1. The corporation must have a President, a Secretary, and a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and agents with such titles as the resolution choosing them shall designate. Each of any such officers must be natural persons and must be chosen by the Board of Directors or chosen in the manner determined by the Board of Directors.

2. QUALIFICATIONS. Except as may otherwise be provided in the resolution choosing him, no officer other than the Chairman of the Board, if any, and the Vice-Chairman of the Board, if any, need be a director.

Any person may hold two or more offices, as the directors may determine.

3. TERM OF OFFICE. Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen or until his resignation or removal before the expiration of his term.

Any officer may be removed, with or without cause, by the Board of Directors or in the manner determined by the Board.

Any vacancy in any office may be filled by the Board of Directors or in the manner determined by the Board.

4. DUTIES AND AUTHORITY. All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolution designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions or instruments may be inconsistent therewith.

ARTICLE IV
REGISTERED OFFICE

The location of the initial registered office of the corporation in the State of Nevada is the address of the initial resident agent of the corporation, as set forth in the original Articles of Incorporation.

The corporation shall maintain at said registered office a copy, certified by the Secretary of State of the State of Nevada, of its Articles of Incorporation, and all amendments thereto, and a copy, certified by the Secretary of the corporation, of these Bylaws, and all amendments thereto. The corporation shall also keep at said registered office a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively or a statement setting out the name of the custodian of the stock ledger or duplicate stock ledger, and the present and complete post office address, including street and number, if any, where such stock ledger or duplicate stock ledger is kept.

ARTICLE V
CORPORATE SEAL OR STAMP

The corporate seal or stamp shall be in such form as the Board of Directors may prescribe.

ARTICLE VI
FISCAL YEAR

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE VII
CONTROL OVER BYLAWS

New Bylaws may be adopted or these Bylaws may be amended, altered or repealed by the stockholders. The power to amend, alter, and repeal these Bylaws and to make new Bylaws, other than a Bylaw or amendment thereof changing the authorized number of directors, shall be vested in the Board of Directors subject to the Bylaws, if any, adopted by the stockholders.

I HEREBY CERTIFY, that, the foregoing is a full, true, and correct copy of the Amended and Restated Bylaws of Advanced Medical Institute Inc., a Nevada corporation, as in effect on the date hereof.

WITNESS my hand and the seal or stamp of the corporation.

Dated:

___________________________ Name Secretary

(SEAL)

APPENDIX C

WRITTEN CONSENT
OF THE
STOCKHOLDERS
OF
ADVANCED MEDICAL INSTITUTE INC.

The undersigned, constituting a majority of the stockholders (collectively, the “Stockholders”) of Advanced Medical Institute Inc., a Nevada corporation (the “Corporation”), do hereby adopt by this written consent, the following resolutions with the same force and effect as if they had been adopted at a duly convened meeting:

WHEREAS, the Board of Directors of the Corporation, having considered increasing the number of authorized shares of capital stock to 100,000,000 (the “Capital Stock”), deem it advisable and in the best interests of the Corporation and its Stockholders that increase the authorized capital stock by filing Articles of Amendment to the Articles of Incorporation.

WHEREAS, the Board of Directors of the Corporation, having considered reserving shares of the Capital Stock as classes of common stock and preferred stock, deem it advisable and in the best interests of the Corporation and its Stockholders that designate such classes of Capital Stock by filing Articles of Amendment to the Articles of Incorporation.

NOW, THEREFORE, BE IT

RESOLVED, that, the Board of Directors of the Corporation may increase the number of authorized shares of Capital Stock of the Corporation to 100,000,000; and be it further

RESOLVED, that, the Board of Directors of the Corporation authorize for issuance NINETY MILLION (90,000,000) shares of the Capital Stock as Common Stock, par value of $0.001, and TEN MILLION (10,000,000) shares of the Capital Stock as a class of Preferred Stock, par value of $0.001, which may be issued in one or more series or classes as designated by the Board of Directors, from time to time, without the approval of the stockholders; and be it further

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Corporation, to execute all such further documents, certificates or instruments, and to take all such further action, as any such officer may deem necessary, proper, convenient or desirable in order to carry out each of the foregoing resolutions and fully to effectuate the purposes and intents thereof, and that all actions taken by the officers of the Corporation to date, in connection with the foregoing resolutions or otherwise, are hereby in all respects confirmed, ratified and approved.

IN WITNESS WHEREOF, the undersigned have executed this Action by Written Consent as of the 25th day of May, 2005.

/s/ Jacov (Jack) Vaisman Jacov (Jack) Vaisman
Dragon Enterprises, Ltd. By:__________________________ Name: Title:
Huntleigh Investment Fund Limited By: /s/ Frank Richard Bell Name: Frank Richard Bell Title: Managing Director
/s/ Forhad (Tony) Kahn Forhad (Tony) Kahn
/s/ Leon Vaysman Leon Vaysman

APPENDIX D

WRITTEN CONSENT
OF THE
STOCKHOLDERS
OF
ADVANCED MEDICAL INSTITUTE INC.

The undersigned, constituting a majority of the stockholders (collectively, the “Stockholders”) of Advanced Medical Institute Inc., a Nevada corporation (the “Corporation”), do hereby adopt by this written consent, the following resolutions with the same force and effect as if they had been adopted at a duly convened meeting:

WHEREAS, the Board of Directors of the Corporation, have deemed it in the best interest of the Corporation to amend and restate the bylaws of the Corporation.

NOW, THEREFORE, BE IT

RESOLVED, that the Bylaws of the Corporation be amended and restated in its entirety as set forth in the form attached to this Written Consent as Exhibit A, which form has heretofore been approved by the Board, and effective 20 days after notice to all stockholders who are not executing this written consent; and be it further

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Corporation, to execute all such further documents, certificates or instruments, and to take all such further action, as any such officer may deem necessary, proper, convenient or desirable in order to carry out each of the foregoing resolutions and fully to effectuate the purposes and intents thereof, and that all actions taken by the officers of the Corporation to date, in connection with the foregoing resolutions or otherwise, are hereby in all respects confirmed, ratified and approved.

IN WITNESS WHEREOF, the undersigned have executed this Action by Written Consent as of the 25th day of May, 2005.

/s/ Jacov (Jack) Vaisman Jacov (Jack) Vaisman
Dragon Enterprises, Ltd. By:__________________ Name: Title:
Huntleigh Investment Fund Limited By: /s/ Frank Richard Bell Name: Frank Richard Bell Title: Managing Director
/s/ Forhad (Tony) Kahn Forhad (Tony) Kahn
/s/ Leon Vaysman Leon Vaysman

Exhibit A

AMENDED AND RESTATED
BYLAWS
OF
ADVANCED MEDICAL INSTITUTE INC.
(a Nevada corporation)
_________

ARTICLE I
STOCKHOLDERS

1. CERTIFICATES REPRESENTING STOCK. Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation or by agents designated by the Board of Directors, certifying the number of shares owned by him in the corporation and setting forth any additional statements that may be required by the General Corporation Law of the State of Nevada (“General Corporation Law”). If any such certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, a facsimile of the signature of the officers, the transfer agent or the transfer clerk or the registrar of the corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. If any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on any certificate or certificates shall cease to be such officer or officers of the corporation before such certificate or certificates shall have been delivered by the corporation, the certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be such officer or officers of the corporation.

Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, the certificates representing stock of any such class or series shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

The corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.

2. FRACTIONAL SHARE INTERESTS. The corporation is not obliged to but may execute and deliver a certificate for or including a fraction of a share. In lieu of executing and delivering a certificate for a fraction of a share, the corporation may proceed in the manner prescribed by the provisions of Section 78.205 of the General Corporation Law.

3. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes, if any, due thereon.

4. RECORD DATE FOR STOCKHOLDERS. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If a record date is not fixed, the record date is at the close of business on the day before the day on which notice is given or, if notice is waived, at the close of business on the day before the meeting is held. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders applies to an adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. The directors must fix a new record date if the meeting is adjourned to a date more than sixty days later than the date set for the original meeting.

5. MEANING OF CERTAIN TERMS. As used in these Bylaws in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the Articles of Incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the articles of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the Articles of Incorporation.

6. STOCKHOLDER MEETINGS.

TIME. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

PLACE. Annual meetings and special meetings shall be held at such place, within or without the State of Nevada, as the directors may, from time to time, fix.

CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

NOTICE OR WAIVER OF NOTICE. Notice of all meetings shall be in writing and signed by the President or a Vice-President, or the Secretary, or an Assistant Secretary, or by such other person or persons as the directors must designate. The notice must state the purpose or purposes for which the meeting is called and the time when, and the place, where it is to be held. A copy of the notice must be either delivered personally or mailed postage prepaid to each stockholder not less than ten nor more than sixty days before the meeting. If mailed, it must be directed to the stockholder at his address as it appears upon the records of the corporation. Any stockholder may waive notice of any meeting by a writing signed by him, or his duly authorized attorney, either before or after the meeting; and if notice of any kind is required to be given under the provisions of the General Corporation Law, a waiver thereof in writing and duly signed whether before or after the time stated therein, shall be deemed equivalent thereto.

CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting: the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

PROXY REPRESENTATION. At any meeting of stockholders, any stockholder may designate another person or persons to act for him by proxy in any manner described in, or otherwise authorized by, the provisions of Section 78.355 of the General Corporation Law.

INSPECTORS. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.

QUORUM. One-third (1/3) of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum at a meeting of stockholders for the transaction of business unless the action to be taken at the meeting shall require a greater proportion. The stockholders present may adjourn the meeting despite the absence of a quorum.

VOTING. Each share of stock shall entitle the holder thereof to one vote. In the election of directors, a plurality of the votes cast shall elect. Any other action is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, except where the General Corporation Law, the Articles of Incorporation, or these Bylaws prescribe a different percentage of votes and/or a different exercise of voting power. In the election of directors, voting need not be by ballot; and, except as otherwise may be provided by the General Corporation Law, voting by ballot shall not be required for any other action.

Stockholders may participate in a meeting of stockholders by means of a conference telephone or similar method of communication by which all persons participating in the meeting can hear each other.

7. STOCKHOLDER ACTION WITHOUT MEETINGS. Except as may otherwise be provided by the General Corporation Law, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders, eligible to vote, holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of stockholders be called or noticed.

ARTICLE II
DIRECTORS

1. FUNCTIONS AND DEFINITION. The business and affairs of the corporation shall be managed by the Board of Directors of the corporation. The Board of Directors shall have authority to fix the compensation of the members thereof for services in any capacity. The use of the phrase "whole Board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

2. QUALIFICATIONS AND NUMBER. Each director must be at least 18 years of age. A director need not be a stockholder or a resident of the State of Nevada. The initial Board of Directors shall consist of not less than five (5) and not more than fifteen (15) persons. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be five (5). The number of directors may be increased or decreased by action of the stockholders or of the directors.

3. ELECTION AND TERM. In the election of directors, a plurality of the votes cast shall elect. The first Board of Directors shall hold office until the first election of directors by stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Thereafter, directors who are elected at an election of directors by stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next election of directors by stockholders and until their successors are elected and qualified or until their earlier resignation or removal. In the interim between elections of directors by stockholders, newly created directorships and any vacancies in the Board of Directors, including any vacancies resulting from the removal of directors for cause or without cause by the stockholders and not filled by said stockholders, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

4. MEETINGS.

TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

PLACE. Meetings shall be held at such place within or without the State of Nevada as shall be fixed by the Board.

CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, of the President, or of a majority of the directors in office.

NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice if any need not be given to a director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein.

QUORUM AND ACTION. A majority of the directors then in office, at a meeting duly assembled, shall constitute a quorum. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as the Articles of Incorporation or these Bylaws may otherwise provide, and except as otherwise provided by the General Corporation Law, the act of the directors holding a majority of the voting power of the directors, present at a meeting at which a quorum is present, is the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

Members of the Board or of any committee which may be designated by the Board may participate in a meeting of the Board or of any such committee, as the case may be, by means of a telephone conference or similar method of communication by which all persons participating in the meeting hear each other. Participation in a meeting by said means constitutes presence in person at the meeting.

CHAIRMAN OF THE MEETING. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

5. REMOVAL OF DIRECTORS. Any or all of the directors may be removed for cause or without cause in accordance with the provisions of the General Corporation Law.

6. COMMITTEES. Whenever its number consists of two or more, the Board of Directors may designate one or more committees which have such powers and duties as the Board shall determine. Any such committee, to the extent provided in the resolution or resolutions of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal or stamp of the corporation to be affixed to all papers on which the corporation desires to place a seal or stamp. Each committee must include at least one director. The Board of Directors may appoint natural persons who are not directors to serve on committees.

7. WRITTEN ACTION. Any action required or permitted to be taken at a meeting of the Board of Directors or of any committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the Board or of the committee, as the case may be.

ARTICLE III
OFFICERS

1. The corporation must have a President, a Secretary, and a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and agents with such titles as the resolution choosing them shall designate. Each of any such officers must be natural persons and must be chosen by the Board of Directors or chosen in the manner determined by the Board of Directors.

2. QUALIFICATIONS. Except as may otherwise be provided in the resolution choosing him, no officer other than the Chairman of the Board, if any, and the Vice-Chairman of the Board, if any, need be a director.

Any person may hold two or more offices, as the directors may determine.

3. TERM OF OFFICE. Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen or until his resignation or removal before the expiration of his term.

Any officer may be removed, with or without cause, by the Board of Directors or in the manner determined by the Board.

Any vacancy in any office may be filled by the Board of Directors or in the manner determined by the Board.

4. DUTIES AND AUTHORITY. All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolution designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions or instruments may be inconsistent therewith.

ARTICLE IV
REGISTERED OFFICE

The location of the initial registered office of the corporation in the State of Nevada is the address of the initial resident agent of the corporation, as set forth in the original Articles of Incorporation.

The corporation shall maintain at said registered office a copy, certified by the Secretary of State of the State of Nevada, of its Articles of Incorporation, and all amendments thereto, and a copy, certified by the Secretary of the corporation, of these Bylaws, and all amendments thereto. The corporation shall also keep at said registered office a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively or a statement setting out the name of the custodian of the stock ledger or duplicate stock ledger, and the present and complete post office address, including street and number, if any, where such stock ledger or duplicate stock ledger is kept.

ARTICLE V
CORPORATE SEAL OR STAMP

The corporate seal or stamp shall be in such form as the Board of Directors may prescribe.

ARTICLE VI
FISCAL YEAR

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE VII
CONTROL OVER BYLAWS

New Bylaws may be adopted or these Bylaws may be amended, altered or repealed by the stockholders. The power to amend, alter, and repeal these Bylaws and to make new Bylaws, other than a Bylaw or amendment thereof changing the authorized number of directors, shall be vested in the Board of Directors subject to the Bylaws, if any, adopted by the stockholders.

I HEREBY CERTIFY, that, the foregoing is a full, true, and correct copy of the Amended and Restated Bylaws of Advanced Medical Institute Inc., a Nevada corporation, as in effect on the date hereof.

WITNESS my hand and the seal or stamp of the corporation.

Dated:

___________________________ Name Secretary

(SEAL)